EXHIBIT 10.1
                                                                    ------------


                         INTERNATIONAL WIRE GROUP, INC.
                                12 MASONIC AVENUE
                             CAMDEN, NEW YORK 13316



                                 April 24, 2007


To Certain Holders of
Common Stock of
International Wire Group, Inc.

               Re:    Requested Waiver of Registration Rights
                      ---------------------------------------

Ladies and Gentlemen:

               International Wire Group, Inc. (the "Company") filed a registration statement on Amendment No. 4 to Form S-1 with the Securities and Exchange Commission on August 2, 2005 to register shares of certain selling shareholders of the Company's Common Stock, par value $0.01 per share pursuant to that certain Amended and Restated Registration Rights Agreement, dated as of November 23, 2004 (as amended, the "Registration Rights Agreement"), by and among the Company and the persons listed on the signature pages thereof (the "Holders"). The registration statement became effective August 9, 2005.

               Previously, the Holders of Registrable Securities (as defined in the Registration Rights Agreement) had waived the Company's obligations under
Article 2 (Shelf Registration) of the Registration Rights Agreement from May 1, 2006 through April 30, 2007.

               The Company requests that, as a Holder of Registrable Securities, you waive the Company's obligations under Article 2 of the Registration Rights Agreement; provided, however, that you may, at any time in your sole discretion, withdraw this waiver for the remainder of the period provided for under Article 2 of the Registration Rights Agreement, with such withdrawal effective 30 days after the date you provide notice of the withdrawal to the Company.

               Please acknowledge your agreement to the waiver of registration rights in the space provided below.


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                                            Very truly yours,

                                            INTERNATIONAL WIRE GROUP, INC.



                                            By:  /s/ Rodney D. Kent
                                                --------------------------------
                                            Name:  Rodney D. Kent
                                            Title: Chief Executive Officer

ACKNOWLEDGED AND AGREED:



                                       GSCP (NJ), INC.

                                           By:  /s/ Robert A. Hamwee
                                               --------------------------------
                                           Name:   Robert A. Hamwee
                                                -------------------------------
                                           Title:  Senior Managing Director
                                                 ------------------------------

ACKNOWLEDGED AND AGREED:



                                       SPECIAL VALUE ABSOLUTE RETURN FUND, LLC


                                       By: SVAR/MM, LLC, its Managing Member

                                       By: Tennenbaum Capital Partners, LLC, its
                                       Managing Member

                                       By: TENNENBAUM & Co., LLC, its Managing
                                           Member

                                            By:  /s/ Mark K. Holdsworth
                                                --------------------------------
                                            Name:   Mark K. Holdsworth
                                                 -------------------------------
                                            Title:  Authorized Person
                                                  ------------------------------

ACKNOWLEDGED AND AGREED:



                                       SPECIAL VALUE OPPORTUNITIES FUND, LLC


                                            By:  /s/ Mark K. Holdsworth
                                                --------------------------------
                                            Name:   Mark K. Holdsworth
                                                 -------------------------------
                                            Title:  Authorized Person
                                                  ------------------------------